COLONIAL STRATEGIC BALANCED FUND
                            CLASS A, B, AND C SHARES

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999
                    REPLACING SUPPLEMENT DATED JULY 13, 1999

Effective immediately, Gita Rao no longer co-manages the Fund. Nicolas Ghajar replaces Ms. Rao as a co-manager of the Fund.

The sub-caption Portfolio Managers is changed in its entirety as follows:

CARL C. ERICSON, a Senior Vice President and Director and Manager of the Taxable Fixed Income Group of Colonial Management Associates, Inc. (Colonial), has co-managed the Fund since its inception in 1994 and has been employed by Colonial as a portfolio manager since 1985.

LAURA A. OSTRANDER, a Senior Vice President of Colonial, has co-managed the Fund since July, 1999 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

NICOLAS GHAJAR, an Assistant Vice President of Colonial, has co-managed the Fund since September, 1999. Mr. Ghajar has either been an associate portfolio manager or an equity analyst of various other equity funds at Colonial since 1992.


SB-36/779H-0999                                           September 14, 1999